                                                                     EXHIBIT 4.1

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                               APPLIED POWER INC.



                                DEBT SECURITIES



                        --------------------------------

                                   INDENTURE




                           DATED AS OF APRIL 1, 1999

                        ________________________________

                  THE FIRST NATIONAL BANK OF CHICAGO, TRUSTEE

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

                        PARTIAL CROSS-REFERENCE TABLE


INDENTURE SECTION                                                    TIA SECTION
           2.05.................................................     317(b)
           2.06.................................................     312(a), 313(c)
           2.11.................................................     316(a) (last sentence)
           4.04.................................................     314(a)(4)
           4.05.................................................     314(a)(1)
           6.03.................................................     317(a)(1)
           6.04.................................................     316(a)(1)(B)
           6.05.................................................     316(a)(1)(A)
           6.07.................................................     317(a)(1)
           7.01.................................................     315(a), 315(d)
           7.04.................................................     315(b)
           7.05.................................................     313(a), 313(d)
           7.07.................................................     310(a), 310(b)
           7.09.................................................     310(a)(2)
           8.02.................................................     310(a), 310(b)
           10.04................................................     316(c)
           11.01................................................     318(a)
           11.02................................................     313(c)
           11.03................................................     314(c)(1), 314(c)(2)
           11.04................................................     314(e)

                                       TABLE OF CONTENTS
                                       -----------------
                                                                                                   Page
                                                                                                   ----
                                     ARTICLE 1 -- DEFINITIONS

SECTION 1.01.  Definitions...........................................................................1
SECTION 1.02.  Other Definitions.....................................................................3
SECTION 1.03.  Rules of Construction.................................................................4


                                     ARTICLE 2 -- THE SECURITIES

SECTION 2.01.  Issuable in Series....................................................................4
SECTION 2.02.  Execution and Authentication..........................................................6
SECTION 2.03.  Registrar and Transfer, Paying and Conversion Agents and Other Agents.................7
SECTION 2.04.  Bearer Securities.....................................................................7
SECTION 2.05.  Paying Agent to Hold Money in Trust...................................................8
SECTION 2.06.  Securityholder Lists..................................................................8
SECTION 2.07.  Transfer and Exchange.................................................................8
SECTION 2.08.  Replacement Securities................................................................9
SECTION 2.09.  Outstanding Securities................................................................9
SECTION 2.10.  Discounted Debt Securities............................................................9
SECTION 2.11.  Treasury Securities..................................................................10
SECTION 2.12.  Global Securities....................................................................10
SECTION 2.13.  Temporary Securities.................................................................10
SECTION 2.14.  Cancellation.........................................................................10
SECTION 2.15.  Defaulted Interest...................................................................11


                                     ARTICLE 3 -- REDEMPTION

SECTION 3.01.  Notices to Trustee...................................................................11
SECTION 3.02.  Selection of Securities to Be Redeemed...............................................11
SECTION 3.03.  Notice of Redemption.................................................................11
SECTION 3.04.  Effect of Notice of Redemption.......................................................12
SECTION 3.05.  Payment of Redemption Price..........................................................12
SECTION 3.06.  Securities Redeemed in Part..........................................................13


                                       ARTICLE 4 -- COVENANTS

SECTION 4.01.  Payment of Securities................................................................13
SECTION 4.02.  Overdue Interest.....................................................................13
SECTION 4.03.  No Lien Created, etc.................................................................13
SECTION 4.04.  Compliance Certificate...............................................................13
SECTION 4.05.  SEC Reports..........................................................................14
SECTION 4.06.  Costs and Expenses of Applied Power Trusts...........................................14

                                      -i-
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
                                                                                                   Page
                                                                                                   ----
                                     ARTICLE 5 -- SUCCESSORS
SECTION 5.01.  When Company May Merge, etc..........................................................14


                               ARTICLE 6 -- DEFAULTS AND REMEDIES

SECTION 6.01.  Events of Default....................................................................15
SECTION 6.02.  Acceleration.........................................................................16
SECTION 6.03.  Other Remedies.......................................................................17
SECTION 6.04.  Waiver of Past Defaults..............................................................17
SECTION 6.05.  Control by Majority..................................................................17
SECTION 6.06.  Limitation on Suits..................................................................17
SECTION 6.07.  Collection Suit by Trustee...........................................................18
SECTION 6.08.  Priorities...........................................................................18


                                       ARTICLE 7 -- TRUSTEE

SECTION 7.01.  Rights of Trustee....................................................................18
SECTION 7.02.  Individual Rights of Trustee.........................................................19
SECTION 7.03.  Trustee's Disclaimer.................................................................19
SECTION 7.04.  Notice of Defaults...................................................................19
SECTION 7.05.  Reports by Trustee to Holders........................................................20
SECTION 7.06.  Compensation and Indemnity...........................................................20
SECTION 7.07.  Replacement of Trustee...............................................................20
SECTION 7.08.  Successor Trustee by Merger, etc.....................................................21
SECTION 7.09.  Trustee's Capital and Surplus........................................................21


                               ARTICLE 8 -- DISCHARGE OF INDENTURE

SECTION 8.01.  Defeasance...........................................................................22
SECTION 8.02.  Conditions to Defeasance.............................................................22
SECTION 8.03.  Application of Trust Money...........................................................23
SECTION 8.04.  Repayment to Company.................................................................23


                                    ARTICLE 9 -- CONVERSION

SECTION 9.01.  Conversion Privilege.................................................................23
SECTION 9.02.  Conversion Procedure.................................................................24
SECTION 9.03.  Taxes on Conversion..................................................................25
SECTION 9.04.  Company Determination Final..........................................................25
SECTION 9.05.  Trustee's and Conversion Agent's Disclaimer..........................................25
SECTION 9.06.  Company to Provide Conversion Securities.............................................25
SECTION 9.07.  Cash Settlement Option...............................................................25
SECTION 9.08.  Adjustment in Conversion Rate for Change in Capital Stock............................26
SECTION 9.09.  Adjustment in Conversion Rate for Common Stock Issued Below Market Price.............27

                                                                                                   Page
                                                                                                   ----
SECTION 9.10.  Adjustment for Other Distributions...................................................28
SECTION 9.11.  Voluntary Adjustment.................................................................29
SECTION 9.12.  When Adjustment May Be Deferred......................................................29
SECTION 9.13.  When No Adjustment Required..........................................................30
SECTION 9.14.  Notice of Adjustment.................................................................30
SECTION 9.15.  Notice of Certain Transactions.......................................................30
SECTION 9.16.  Reorganization of the Company........................................................31


                                   ARTICLE 10 -- AMENDMENTS

SECTION 10.01.  Without Consent of Holders..........................................................31
SECTION 10.02.  With Consent of Holders.............................................................31
SECTION 10.03.  Compliance with Trust Indenture Act.................................................32
SECTION 10.04.  Effect of Consents..................................................................32
SECTION 10.05.  Notation on or Exchange of Securities...............................................33
SECTION 10.06.  Trustee Protected...................................................................33


                                  ARTICLE 11 -- MISCELLANEOUS

SECTION 11.01.  Trust Indenture Act.................................................................33
SECTION 11.02.  Notices.............................................................................33
SECTION 11.03.  Certificate and Opinion as to Conditions  Precedent.................................34
SECTION 11.04.  Statements Required in Certificate or  Opinion......................................35
SECTION 11.05.  Rules by Company and Agents.........................................................35
SECTION 11.06.  Legal Holidays......................................................................35
SECTION 11.07.  No Recourse Against Others..........................................................35
SECTION 11.08.  Duplicate Originals.................................................................35
SECTION 11.09.  Governing Law.......................................................................35

SIGNATURES.........................................................................................S-1

EXHIBIT A:  A Form of Registered Security..........................................................A-1
EXHIBIT B:  A Form of Bearer Security..............................................................B-1
Notes to Exhibits A and B
EXHIBIT C:  Assignment Form........................................................................C-1
EXHIBIT D:  Conversion Notice......................................................................D-1

               INDENTURE dated as of April 1, 1999 between APPLIED POWER INC., a corporation organized and existing under the laws of the State of Wisconsin (hereinafter called the "Company"), and THE FIRST NATIONAL BANK OF CHICAGO ("Trustee").

               Each party agrees as follows for the benefit of the Holders of the Company's debt securities issued under this Indenture:


                           ARTICLE 1 -- DEFINITIONS


SECTION 1.01.  Definitions.

               "AFFILIATE" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

               "AGENT" means any Registrar, Transfer Agent, Paying Agent, Conversion Agent or other Agent appointed by the Company.

               "APPLIED POWER TRUST" means a statutory business trust created under Delaware law pursuant to a trust agreement executed by the Company, as depositor of such Applied Power Trust, and the trustees of such Applied Power Trust named therein and pursuant to a certificate of trust filed with the Delaware Secretary of State, which Applied Power Trust exists for the purposes of (i) issuing and selling its trust securities, (ii) using the proceeds from the sale of such trust securities to acquire a series of Securities issued by the Company under this Indenture and (iii) engaging in only those other activities necessary, convenient or incidental thereto.

               "AUTHORIZED NEWSPAPER" means a newspaper that is:

               (1) printed in the English language or in an official language of the country of publication;

               (2) customarily published on each business day in the place of publication; and

               (3) of general circulation in the relevant place or in the financial community of such place.

               Whenever successive publications in an Authorized Newspaper are required, they may be made on the same or different business days and in the same or different Authorized Newspapers.

               "BEARER SECURITY" means a Security payable to bearer.

               "BOARD" means the Board of Directors of the Company or any authorized committee of the Board.

               "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of any person and all warrants or options to acquire such capital stock.

                                      -2-
               "COMMON STOCK" means the Class A Common Stock, par value $.20 per share, of the Company.

               "COMPANY" means the party named as such above until a successor replaces it and thereafter means the successor.

               "CONVERSION RATE" means such number or amount of shares of Common Stock or other equity or debt securities for which $1,000 aggregate principal amount of Securities of any series is convertible, initially as stated in the Securities Resolution authorizing the series and as adjusted pursuant to the terms of this Indenture and the Securities Resolution.

               "COUPON" means an interest coupon for a Bearer Security.

               "DEFAULT" means any event which is, or after notice or passage of time would be, an Event of Default (as defined below).

               "DISCOUNTED DEBT SECURITY" means a Security where the amount of principal due upon acceleration is less than the stated principal amount.

               "HOLDER" or "SECURITYHOLDER" means the person in whose name a Registered Security is registered and the bearer of a Bearer Security or coupon.

               "INDENTURE" means this Indenture and any Securities Resolution as amended from time to time.

               "LIEN" means any mortgage, pledge, security interest or other lien.

               "OFFICER" means the Chairman, any Vice-Chairman, the President, any Executive or Senior Vice President, any Vice-President, the Treasurer or any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

               "OFFICERS' CERTIFICATE" means a certificate signed by two Officers of the Company, and delivered to the Trustee.

               "OPINION OF COUNSEL" means a written opinion from legal counsel who is acceptable to the Trustee, and delivered to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

               "PRINCIPAL" of a debt security means the principal of the security plus the premium, if and when applicable, on the security.

               "REGISTERED SECURITY" means a Security registered as to principal and interest by the Registrar.

               "SEC" means the Securities and Exchange Commission.

               "SECURITIES" means the debt securities issued under this Indenture.

               "SECURITIES RESOLUTION" means a resolution adopted by the Board or by a committee of Officers or an Officer pursuant to Board delegation authorizing a series or a supplemental indenture authorizing a series executed by an authorized Officer.

               "SERIES" means a series of Securities or the Securities of the series.

               "SUBSIDIARY" means a corporation a majority of whose Voting Stock is owned by the Company or a Subsidiary.

               "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss. 77aaa-77bbbb), as amended.

               "TRADING DAY" means each day on which the securities exchange or quotation system which is used to determine the Market Price is open for trading or quotation.

               "TRUSTEE" means the party named as such above until a successor replaces it and thereafter means the successor.

               "TRUST OFFICER" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

               "TRUST SECURITIES" means securities issued by an Applied Power Trust.

               "UNITED STATES" means the United States of America, its territories and possessions and other areas subject to its jurisdiction.

               "VOTING STOCK" means capital stock having voting power under ordinary circumstances to elect directors.

               "YIELD TO MATURITY" means the yield to maturity on a Security at the time of its issuance or at the most recent determination of interest on the Security.

SECTION 1.02.  Other Definitions.

            TERM                                   DEFINED IN SECTION

         "ACTUAL KNOWLEDGE"                                7.01
         "BANKRUPTCY LAW"                                  6.01
         "CONDITIONAL REDEMPTION"                          3.04
         "CONVERSION AGENT"                                2.03
         "CONVERSION DATE"                                 9.02
         "CONVERSION NOTICE"                               9.02
         "CONVERSION RIGHT"                                9.01
         "CUSTODIAN"                                       6.01
         "EVENT OF DEFAULT"                                6.01
         "LEGAL HOLIDAY"                                  11.06
         "MARKET PRICE"                                    9.07
         "PAYING AGENT"                                    2.03
         "PRICE PER SHARE"                                 9.09

         "REGISTRAR"                                       2.03
         "TRANSFER AGENT"                                  2.03
         "TREASURY REGULATIONS"                            2.04
         "U.S. GOVERNMENT OBLIGATIONS"                     8.02

SECTION 1.03. Rules of Construction.

              Unless the context otherwise requires:

                    (1)  a term has the meaning assigned to it;

                    (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States;

                    (3) generally accepted accounting principles are those applicable from time to time;

                    (4) all terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings assigned to them by such definitions;

                    (5)  "or" is not exclusive; and

                    (6) words in the singular include the plural, and in the plural include the singular.


                          ARTICLE 2 -- THE SECURITIES


SECTION 2.01. Issuable in Series.

              The aggregate principal amount of Securities that may be issued under this Indenture is unlimited. The Securities may be issued from time to time in one or more series. Each series shall be created by a Securities Resolution that establishes the terms of the series, which may include the following:

                    (1)  the title of the series;

                    (2)  the aggregate principal amount of the series;

                    (3) the interest rate or rates, if any, or method of calculating the interest rate or rates;

                    (4)  the date from which interest will accrue;

                    (5) the record dates for interest payable on Registered Securities;

                    (6)  the dates when principal and interest are payable;

                    (7)  the manner of paying principal and interest;

                    (8)  the places where principal and interest are payable;

                    (9)  the Registrar, Transfer Agent and Paying Agent;

                   (10) the terms of any mandatory or optional redemption by the Company including any sinking fund;

                   (11)  the terms of any redemption at the option of Holders;

                   (12)  the denominations in which Securities are issuable;

                   (13) whether Securities will be issuable as Registered Securities, Bearer Securities or uncertificated Securities;

                   (14) whether and upon what terms Registered Securities, Bearer Securities and uncertificated Securities may be exchanged;

                   (15) whether any Securities will be represented by a Security in global form;

                   (16)  the terms of any global Security;

                   (17)  the terms of any tax indemnity;

                   (18) the currencies (including any composite currency) in which principal or interest may be paid;

                   (19) if payments of principal or interest may be made in a currency other than that in which Securities are denominated, the manner for determining such payments;

                   (20) if amounts of principal or interest may be determined by reference to an index, formula or other method, the manner for determining such amounts;

                   (21) provisions for electronic issuance of Securities or for Securities in uncertificated form;

                   (22) the portion of principal payable upon acceleration of a Discounted Debt Security;

                   (23) whether any Events of Default or covenants in addition to or in lieu of those set forth in this Indenture apply;

                   (24)  whether and upon what terms Securities may be defeased;

                   (25) the forms of the Securities or any coupon, which may be in the form of Exhibit A or B;

                   (26) any terms that may be required by or advisable under U.S. or other applicable laws or regulations;

                                      -6-
                   (27) whether and upon what terms the Securities will be convertible into or exchangeable for Common Stock of the Company or other equity or debt securities, which may include the terms provided in Article 9;

                   (28) the ranking of the Securities, including the relative degree, if any, to which the Securities of such series shall be subordinated to one or more other series of Securities in right of payment, whether outstanding or not;

                   (29) any provisions relating to extending or shortening the date on which the principal and premium, if any, of the Securities of such series is payable;

                   (30) any provisions relating to the deferral of payment of any interest;

                   (31) if such Securities are to be issued to an Applied Power Trust, the forms of the related trust agreement and guarantee agreement relating thereto;

                   (32) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of such Securities to an Applied Power Trust; and

                   (33)  any other terms not inconsistent with this Indenture.

               All Securities of one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

               The creation and issuance of a series and the authentication and delivery thereof are not subject to any conditions precedent.

SECTION 2.02.  Execution and Authentication.

               Two Officers shall sign the Securities by manual or facsimile signature. The Company's seal shall be reproduced on the Securities. An Officer shall sign any coupons by facsimile signature.

               If an Officer whose signature is on a Security or its coupons no longer holds that office at the time the Security is authenticated or delivered, the Security and coupons shall nevertheless be valid.

               A Security and its coupons shall not be valid until the Security is authenticated by the manual or facsimile signature of the Registrar. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

               Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated the date of its original issuance or as provided in the Securities Resolution.

               Securities may have notations, legends or endorsements required by law, stock exchange rule, agreement or usage.

               In the event Securities are issued in electronic or other uncertificated form, such Securities may be validly issued without the signatures or seal contemplated by this Section 2.02.

SECTION 2.03. Registrar and Transfer, Paying and Conversion Agents and Other Agents.

               The Company shall maintain an office or agency where Securities may be authenticated ("Registrar"), where Securities may be presented for registration of transfer or for exchange ("Transfer Agent"), where Securities may be presented for payment ("Paying Agent") and where Securities may be presented for conversion ("Conversion Agent"). Whenever the Company must issue or deliver Securities pursuant to this Indenture, the Registrar shall authenticate the Securities at the Company's request. The Transfer Agent shall keep a register of the Securities and of their transfer and exchange.

               The Trustee shall be, and is hereby appointed as, Registrar. The Company may appoint more than one Transfer Agent, Paying Agent or Conversion Agent or other Agent for a series. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company does not appoint or maintain a Transfer Agent, Paying Agent or Conversion Agent for a series, the Trustee shall act as such.

SECTION 2.04.  Bearer Securities.

               U.S. laws and Treasury Regulations restrict sales or exchanges of and payments on Bearer Securities. Therefore, except as provided below:

                    (1) Bearer Securities will be offered, sold or delivered only outside the United States and will be delivered in connection with their original issuance only upon presentation of a certificate in a form prescribed by the Company to comply with U.S. laws and regulations.

                    (2) Bearer Securities will not be issued in exchange for Registered Securities.

                    (3) All payments of principal and interest (including original issue discount) on Bearer Securities will be made outside the United States by a Paying Agent located outside the United States unless the Company determines that:

                         (A) such payments may not be made by such Paying Agent because the payments are illegal or prevented by exchange controls as described in Treasury Regulation ss. 1.163-5(c)(2)(v); and

                         (B) making the payments in the United States would not have an adverse tax effect on the Company.

                    If there is a change in the relevant provisions of U.S. laws or Treasury Regulations or the judicial or administrative interpretation thereof, a restriction set forth in paragraph (1), (2) or (3) above will not apply to a series if the Company determines that the relevant provisions no longer apply to the series or that failure to comply with the relevant provisions would not have an adverse tax effect on the Company or on Securityholders or cause the series to be treated as "registration-required" obligations under U.S. law.

                    The Company shall notify the Trustee of any determinations by the Company under this Section.

              "TREASURY REGULATIONS" means regulations of the U.S. Treasury Department under the Internal Revenue Code of 1986, as amended.

SECTION 2.05. Paying Agent to Hold Money in Trust.

              The Company shall require each Paying Agent for a series other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of the persons entitled thereto all money held by the Paying Agent for the payment of principal of or interest on the series, and will notify the Trustee of any default by the Company in making any such payment.

              While any such default continues, the Trustee may require a Paying Agent to pay all money so held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for the money.

              If the Company or an Affiliate acts as Paying Agent for a series, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent for the series.

              The Company may elect not to exchange or register the transfer of any Security for a period of 15 days before a selection of Securities to be redeemed.

SECTION 2.06. Securityholder Lists.

              The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Transfer Agent, the Company shall furnish to the Trustee semiannually and at such other times as the Trustee may request a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Registered Securities and Holders of Bearer Securities whose names are on the list referred to below.

              The Transfer Agent shall keep a list of the names and addresses of Holders of Bearer Securities who file a request to be included on such list. A request will remain in effect for two years but successive requests may be made.

              Whenever the Company or the Trustee is required to mail a notice to all Holders of Registered Securities of a series, it also shall mail the notice to Holders of Bearer Securities of the series whose names are on the list.

              Whenever the Company is required to publish a notice to all Holders of Bearer Securities of a series, it also shall mail the notice to such of them whose names are on the list.

SECTION 2.07. Transfer and Exchange.

              Where Registered Securities of a series are presented to the Transfer Agent with a request to register a transfer or to exchange them for an equal principal amount of Registered Securities of other denominations of the same series, the Transfer Agent shall register the transfer or make the exchange if its requirements for such transactions are met. Where Bearer Securities of a series are presented to the Transfer Agent with a request to exchange them for an equal principal amount of Bearer Securities of other denominations of the same series, the Transfer Agent shall make the exchange if its requirements for such transactions are met.

              The Transfer Agent may require a Holder to pay a sum sufficient to cover any taxes imposed on a transfer or exchange.

              If a series provides for Registered and Bearer Securities and for their exchange, Bearer Securities may be exchanged for Registered Securities and Registered Securities may be exchanged for Bearer Securities as provided in the Securities or the Securities Resolution if the requirements of the Transfer Agent for such transactions are met and in the case of the exchange of registered securities for bearer securities if Section 2.04 permits the exchange.

SECTION 2.08. Replacement Securities.

              If the Holder of a Security or coupon claims that it has been lost, destroyed or wrongfully taken, then, in the absence of notice to the Company or the Trustee that the Security or coupon has been acquired by a bona fide purchaser, the Company shall issue a replacement Security or coupon if the Company and the Trustee receive:

                 (1) evidence satisfactory to them of the loss, destruction or taking;

                 (2)  an indemnity bond satisfactory to them; and

                 (3) payment of a sum sufficient to cover their expenses and any taxes for replacing the Security or coupon.

A replacement Security shall have coupons attached corresponding to those, if any, on the replaced Security.

              Every replacement Security or coupon is an additional obligation of the Company.

SECTION 2.09. Outstanding Securities.

              The Securities outstanding at any time are all the Securities authenticated by the Registrar except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

              If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

              If Securities are considered paid under Section 4.01, they cease to be outstanding and interest on them ceases to accrue.

              A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

SECTION 2.10. Discounted Debt Securities.

              In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, the principal amount of a Discounted Debt Security shall be the amount of principal that would be due as of the date of such determination if payment of the Security were accelerated on that date.

SECTION 2.11. Treasury Securities.

              In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

SECTION 2.12. Global Securities.

              If the Securities Resolution so provides, the Company may issue some or all of the Securities of a series in temporary or permanent global form. A global Security may be in registered form, in bearer form with or without coupons or in uncertificated form. A global Security shall represent that amount of Securities of a series as specified in the global Security or as endorsed thereon from time to time. At the Company's request, the Registrar shall endorse a global Security to reflect the amount of any increase or decrease in the Securities represented thereby.

              The Company may issue a global Security only to a depository designated by the Company. A depository may transfer a global Security only as a whole to its nominee or to a successor depository.

              The Securities Resolution may establish, among other things, the manner of paying principal and interest on a global Security and whether and upon what terms a beneficial owner of an interest in a global Security may exchange such interest for definitive Securities.

              The Company, an Affiliate, the Trustee and any Agent shall not be responsible for any acts or omissions of a depository, for any depository records of beneficial ownership interests or for any transactions between the depository and beneficial owners.

SECTION 2.13. Temporary Securities.

              Until definitive Securities of a series are ready for delivery, the Company may use temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Temporary Securities may be in global form. Temporary Bearer Securities may have one or more coupons or no coupons. Without unreasonable delay, the Company shall deliver definitive Securities in exchange for temporary Securities.

SECTION 2.14. Cancellation.

              The Company at any time may deliver Securities to the Registrar for cancellation. The Transfer Agent and the Paying Agent shall forward to the Registrar any Securities and coupons surrendered to them for payment, exchange or registration of transfer. The Registrar shall cancel all Securities or coupons surrendered for payment, registration of transfer, exchange or cancellation. The Registrar also will cancel all Bearer Securities and unmatured coupons unless the Company requests the Registrar to hold the same for redelivery. Any Bearer Securities so held shall be considered delivered for cancellation under Section 2.09. The Registrar shall destroy cancelled Securities and coupons unless the Company otherwise directs.

              Unless the Securities Resolution otherwise provides, the Company may not issue new Securities to replace Securities that the Company has paid or that the Company has delivered to the Registrar for cancellation.

                                     -11-
SECTION 2.15. Defaulted Interest.

              If the Company defaults in a payment of interest on Registered Securities, it need not pay the defaulted interest to Holders on the regular record date. The Company may fix a special record date for determining Holders entitled to receive defaulted interest, or the Company may pay defaulted interest in any other lawful manner.


                            ARTICLE 3 -- REDEMPTION


SECTION 3.01. Notices to Trustee.

              Securities of a series that are redeemable before maturity shall be redeemable in accordance with their terms and, unless the Securities Resolution otherwise provides, in accordance with this Article.

              In the case of a redemption by the Company, the Company shall notify the Trustee of the redemption date and the principal amount of Securities to be redeemed. The Company shall notify the Trustee at least 45 days before the redemption date unless a shorter notice is satisfactory to the Trustee.

              If the Company is required to redeem Securities, it may reduce the principal amount of Securities required to be redeemed to the extent that it is permitted a credit against such redemption requirement by the terms of the Securities Resolution and notifies the Trustee of the amount of such credit and the basis for it. If the reduction is based on a credit for acquired or redeemed Securities that the Company has not previously delivered to the Registrar for cancellation, the Company shall deliver the Securities at the same time as the notice.

SECTION 3.02. Selection of Securities to Be Redeemed.

              If less than all the Securities of a series are to be redeemed, the Trustee shall select the Securities to be redeemed by a method the Trustee considers fair and appropriate. The Trustee shall make the selection from Securities of the series outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities having denominations larger than the minimum denomination for the series. Securities and portions thereof selected for redemption shall be in amounts equal to the minimum denomination for the series or an integral multiple thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03. Notice of Redemption.

              At least 30 but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Registered Securities whose Securities are to be redeemed.

              If Bearer Securities are to be redeemed, the Company shall publish a notice of redemption in an Authorized Newspaper as provided in the Securities.

              A notice shall identify the Securities of the series to be redeemed and shall state:

                (1)    the redemption date;

                (2)    the redemption price;

                (3)    the name and address of the Paying Agent;

                (4) that Securities called for redemption, together with all coupons, if any, maturing after the redemption date, must be surrendered to the Paying Agent to collect the redemption price;

                (5) that interest on Securities called for redemption ceases to accrue on and after the redemption date;

                (6) whether the redemption by the Company is mandatory or optional; and

                (7)    whether the redemption is conditional as provided in
                       Section 3.04, and if so, the terms of the conditions, and that, if the conditions are not satisfied or are not waived by the Company, the Securities will not be redeemed and such a failure to redeem will not constitute an Event of Default.

              A redemption notice given by publication need not identify Registered Securities to be

              At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

SECTION 3.04. Effect of Notice of Redemption.

              Except as provided below, once notice of redemption is given, Securities called for redemption become due and payable on the redemption date at the redemption price stated in the notice.

              A notice of redemption may provide that it is subject to the occurrence of any event before the date fixed for such redemption as described in such notice ("Conditional Redemption"), and such notice of Conditional Redemption shall be of no effect unless all such conditions to the redemption have occurred on or before such date or have been waived by the Company in its sole discretion.

SECTION 3.05. Payment of Redemption Price.

              On or before the redemption date, the Company shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date.

              When the Holder of a Security surrenders it for redemption in accordance with the redemption notice, the Company shall pay to the Holder on the redemption date the redemption price and accrued interest to such date, except that:

          (1) the Company will pay any such interest (except defaulted interest) to Holders on the record date of Registered Securities if the redemption date occurs on an interest payment date; and

          (2) the Company will pay any such interest to Holders of coupons that mature on or before the redemption date upon surrender of such coupons to the Paying Agent.

         Coupons maturing after the redemption date on a called Security are void absent a payment default on that date. Nevertheless, if a Holder surrenders for redemption a Bearer Security missing any such coupons, the Company may deduct the face amount of such coupons from the redemption price. If thereafter the Holder surrenders to the Paying Agent the missing coupons, the Company will return the amount so deducted. The Company may waive surrender of the missing coupons if it receives an indemnity bond satisfactory to the Company.

SECTION 3.06. Securities Redeemed in Part.

              Upon surrender of a Security that is redeemed in part, the Company shall deliver to the Holder a new Security of the same series equal in principal amount to the unredeemed portion of the Security surrendered.


                            ARTICLE 4 -- COVENANTS


SECTION 4.01. Payment of Securities.

              The Company shall pay the principal of and interest on a series in accordance with the terms of the Securities for the series, any related coupons, and this Indenture. Principal and interest on a series shall be considered paid on the date due if the Paying Agent for the series holds on that date money sufficient to pay all principal and interest then due on the series.

SECTION 4.02. Overdue Interest.

              Unless the Securities Resolution otherwise provides, the Company shall pay interest on overdue principal of a Security of a series at the rate (or Yield to Maturity in the case of a Discounted Debt Security) borne by the series; the Company shall pay interest on overdue installments of interest at the same rate or Yield to Maturity to the extent lawful.

SECTION 4.03. No Lien Created, etc.

              This Indenture and the Securities do not create a Lien, charge or encumbrance on any property of the Company or any Subsidiary.

SECTION 4.04. Compliance Certificate.

              The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a brief certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, as to the signer's knowledge of the Company's compliance with all conditions and covenants under this Indenture (determined without regard to any period of grace or requirement of notice provided herein).

              Any other obligor on the Securities shall also deliver to the Trustee such a certificate as to its compliance with this Indenture within 120 days after the end of each of its fiscal years.

              The certificates need not comply with Section 11.04.

SECTION 4.05. SEC Reports.

              The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents, and other reports (or such portions of the foregoing as the SEC may prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

              Any other obligor on the Securities shall do likewise as to the above items which it is required to file with the SEC pursuant to those sections.

SECTION 4.06. Costs and Expenses of Applied Power Trusts.

              The Company shall pay all debts and obligations (other than with respect to the Trust Securities) and all costs and expenses of any Applied Power Trust (including, but not limited to, all costs and expenses relating to the organization of the applicable Applied Power Trust, the fees and expenses of any trustee or trustees for the Applied Power Trust and all costs and expenses relating to the operation of the applicable Applied Power Trust (other than with respect to the Trust Securities)) and to pay any and all taxes, duties, assessments or other governmental charges of whatever nature (other than United States withholding taxes) imposed by the United States or any other taxing authority, so that the net amounts received and retained by the applicable Applied Power Trust after paying such fees, expenses, debts and obligations will be equal to the amounts the applicable Applied Power Trust would have received and retained had no such fees, expenses, debts and obligations been incurred by or imposed on the applicable Applied Power Trust. The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom such fees, expenses, debts and obligations are owed (each, a "Creditor"), whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations of the Company directly against the Company, and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against the applicable Applied Power Trust or any other person before proceeding against the Company. The Company shall execute such additional agreements as may be necessary to give full effect to the foregoing.


                            ARTICLE 5 -- SUCCESSORS


SECTION 5.01. When Company May Merge, etc.

              Unless the Securities Resolution establishing a Series otherwise provides, the Company shall not consolidate with or merge into, or transfer all or substantially all of its assets to, any person in any transaction in which the Company is not the survivor unless:

                (1) the person is organized under the laws of the United States or a State thereof or is organized under the laws of a foreign jurisdiction and consents to the jurisdiction of the courts of the United States or a State thereof;

                (2) the person assumes by supplemental indenture all the obligations of the Company under this Indenture, the Securities and any coupons;

                (3) all required approvals of any regulatory body having jurisdiction over the transaction shall have been obtained;

                (4)    immediately after the transaction no Default exists; and

                (5) the Company provides an Officers' Certificate and an Opinion of Counsel to the effect that all the provisions in this Section 5.01 have been complied with.

               The successor shall be substituted for the Company, and thereafter all obligations of the Company under this Indenture, the Securities and any coupons shall terminate.


                      ARTICLE 6 -- DEFAULTS AND REMEDIES


SECTION 6.01.  Events of Default.

               Unless the Securities Resolution otherwise provides, an "EVENT OF DEFAULT" on a series occurs if:

               (1) the Company defaults in any payment of interest on any Securities of the series when the same becomes due and payable and the Default continues for a period of 30 days;

               (2) the Company defaults in the payment of the principal and premium, if any, of any Securities of the series when the same becomes due and payable at maturity or upon redemption, acceleration or otherwise;

               (3) the Company defaults in the payment or satisfaction of any sinking fund obligation with respect to any Securities of the series as required by the Securities Resolution establishing such series;

               (4) the Company defaults in the performance of any of its other agreements applicable to the series and the Default continues for 60 days after the notice specified below;

               (5) the Company pursuant to or within the meaning of any Bankruptcy Law:

                       (A)  commences a voluntary case,

                       (B) consents to the entry of an order for relief against it in an involuntary case,

                       (C) consents to the appointment of a Custodian for it or for all or substantially all of its property, or

                       (D) makes a general assignment for the benefit of its creditors;

               (6) a court of competent jurisdiction enters an order or
                   decree under any Bankruptcy Law that:

                   (A)   is for relief against the Company in an
                         involuntary case,

                   (B) appoints a Custodian for the Company or for all or substantially all of its property, or

                   (C)  orders the liquidation of the Company;

                   and the order or decree remains unstayed and in effect for 60 days; or

               (7) there occurs any other Event of Default provided for in the series.

              The term "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "CUSTODIAN" means any receiver, trustee, assignee, liquidator or a similar official under any Bankruptcy Law.

              A Default under clause (4) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the series notify the Company of the Default and the Company does not cure the Default within the time specified after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If Holders notify the Company of a Default, they shall notify the Trustee at the same time .

              The failure to redeem any Security subject to a Conditional Redemption is not an Event of Default if any event on which such redemption is so conditioned does not occur and is not waived before the scheduled redemption date.

SECTION 6.02. Acceleration.

              If an Event of Default occurs and is continuing on a series, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the series (or, in the case of a series issued to an Applied Power Trust, so long as any of the related preferred securities of such Applied Power Trust remain outstanding, if, upon such Event of Default, the Trustee or the Holders of not less than 25% in aggregate principal amount of such series fail to declare the principal of all the Securities of such series to be so immediately due and payable, the holders of 25% in aggregate liquidation amount of such preferred securities then outstanding shall have such right) by notice to the Company and the Trustee, may declare the principal of and accrued interest on all the Securities of the series to be due and payable immediately. Discounted Debt Securities may provide that the amount of principal due upon acceleration is less than the stated principal amount.

              The Holders of a majority in principal amount of the series by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default on the series have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration; provided, that in the case of a series issued to an Applied Power Trust, so long as any of the related preferred securities of such Applied Power Trust remain outstanding, the holders of a majority in aggregate liquidation amount of such preferred securities then outstanding shall also have such right to rescission of acceleration and its consequences with respect to such series, subject to the same conditions set forth above.

SECTION 6.03. Other Remedies.

              If an Event of Default occurs and is continuing on a series, the Trustee may pursue any available remedy to collect principal or interest then due on the series, to enforce the performance of any provision applicable to the series, or otherwise to protect the rights of the Trustee and Holders of the series.

              The Trustee may maintain a proceeding even if it does not possess any of the Securities or coupons or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04. Waiver of Past Defaults.

              Unless the Securities Resolution otherwise provides, the Holders of a majority in principal amount of a series (or, in the case of a series issued to an Applied Power Trust, so long as any of the related preferred securities of such Applied Power Trust remain outstanding, the holders of a majority in aggregate liquidation amount of such preferred securities then outstanding) by notice to the Trustee may waive an existing Default on the series and its consequences except:

               (1) a Default in the payment of the principal of or interest on the series, or

               (2)    a Default in respect of a provision that under
                      Section 10.02 cannot be amended without the consent of each Securityholder affected.

SECTION 6.05. Control by Majority.

              The Holders of a majority in principal amount of a series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or of exercising any trust or power conferred on the Trustee, with respect to such series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or if the Trustee in good faith shall determine that the action or direction might involve the Trustee in personal liability.

SECTION 6.06. Limitation on Suits.

              A Securityholder of a series may pursue a remedy with respect to the series only if:

                (1) the Holder gives to the Trustee notice of a continuing Event of Default on the series;

                (2) the Holders of at least 25% in principal amount of the series make a request to the Trustee to pursue the remedy;

                (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                (5) during such 60-day period the Holders of a majority in principal amount of the series do not give the Trustee a direction inconsistent with such request.

              A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

              In the case of a series issued to an Applied Power Trust, any holder of the related preferred securities of such Applied Power Trust shall have the right, upon the occurrence and continuance of an Event of Default described in Sections 6.01(1) and (2) hereof with respect to such series, to institute a suit directly against the Company to enforce payment to such holder of the principal of, and premium, if any, and interest on, the Securities having a principal amount equal to the aggregate liquidation amount of such preferred securities held by such holder.

SECTION 6.07. Collection Suit by Trustee.

              If an Event of Default in payment of interest, principal or sinking fund specified in Section 6.01(1), (2) or (3) occurs and is continuing on a series, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the series.

SECTION 6.08. Priorities.

              If the Trustee collects any money for a series pursuant to this Article, it shall pay out the money in the following order:

              First:  to the Trustee for amounts due under Section 7.06;

              Second: to Securityholders of the series for amounts due and unpaid for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable for principal and interest, respectively; and

              Third:  to the Company.

              The Trustee may fix a payment date for any payment to Securityholders.


                             ARTICLE 7 -- TRUSTEE


SECTION 7.01. Rights of Trustee.

                    (1) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                    (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Certificate or Opinion.

                    (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                    (4) The Trustee shall not be liable for any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                    (5) The Trustee may refuse to perform any duty or exercise any right or power which it reasonably believes may expose it to any loss, liability or expense unless it receives indemnity satisfactory to it against such loss, liability or expense.

                    (6) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                    (7) The Trustee shall have no duty with respect to a Default unless a Trust Officer has actual knowledge of the Default. As used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

                    (8) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized and within its powers.

                    (9) Any Agent shall have the same rights and be protected to the same extent as if it were Trustee.

                   (10) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

SECTION 7.02. Individual Rights of Trustee.

              The Trustee in its individual or any other capacity may become the owner or pledgee of Securities or coupons and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 7.03. Trustee's Disclaimer.

              The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or any coupons; it shall not be accountable for the Company's use of the proceeds from the Securities; it shall not be responsible for any statement in the Securities or any coupons; it shall not be responsible for any overissue; it shall not be responsible for determining whether the form and terms of any Securities or coupons were established in conformity with this Indenture; it shall not be responsible for determining whether any Securities were issued in accordance with this Indenture; and it shall not be responsible for the acts or omissions of any other Trustees appointed hereunder.

SECTION 7.04. Notice of Defaults.

              If a Default occurs and is continuing on a series and if the Trustee has actual knowledge of such Default, the Trustee shall mail a notice of the Default within 90 days after it occurs to Holders of Regis-tered Securities of the series. Except in the case of a Default in payment on a series, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Holders of the series. The Trustee shall withhold notice of a Default described in Section 6.01(4) until at least 60 days after it occurs.

SECTION 7.05.  Reports by Trustee to Holders.

               Any report required by TIA ss. 313(a) to be mailed to Securityholders shall be mailed by the Trustee on or before May 15th of each year.

               A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which any Securities are listed. The Company shall notify the Trustee when any Securities are listed on a stock exchange.

SECTION 7.06.  Compensation and Indemnity.

               The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

               The Company shall indemnify the Trustee against any loss or liability incurred by it. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

               The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or willful misconduct.

               To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities and any coupons on all money or property held or collected by the Trustee, except that held in trust to pay principal or interest on particular securities.

               When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(5) or (6) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

               The provisions of this Section shall survive any termination or discharge of this Indenture (including without limitation any termination under any Bankruptcy Law) and the resignation or removal of the Trustee.

SECTION 7.07.  Replacement of Trustee.

               A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

               The Trustee may resign by so notifying the Company. The
Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee with the Company's consent.

               The Company may remove the Trustee if:

                (1) the Trustee fails to comply with TIA (S) 310(a) or (S) 310(b) or with Section 7.09;

                (2)    the Trustee is adjudged a bankrupt or an insolvent;

                (3) a Custodian or other public officer takes charge of the Trustee or its property;

                (4)    the Trustee becomes incapable of acting; or

                (5)    an event of the kind described in Section 6.01(5) or
                       (6) occurs with respect to the Trustee.

               The Company also may remove the Trustee with or without cause if the Company so notifies the Trustee three months in advance and if no Default occurs during the three-month period.

               If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

               If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               If the Trustee fails to comply with TIA (S) 310(a) or (S) 310(b) or with Section 7.09, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of Registered Securities. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.06.

SECTION 7.08.  Successor Trustee by Merger, etc.

               If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.09.  Trustee's Capital and Surplus.

               The Trustee at all times shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published report of financial condition.

                      ARTICLE 8 -- DISCHARGE OF INDENTURE


SECTION 8.01.  Defeasance.

               Securities of a series may be defeased in accordance with their terms and, unless the Securities Resolution otherwise provides, in accordance with this Article.

               The Company at any time may terminate as to a series all of its obligations under this Indenture, the Securities of the series and any related coupons ("legal defeasance option"). The Company at any time may terminate as to a series its obligations, if any, under any restrictive covenants which may be applicable to a particular series ("covenant defeasance option"). However, in the case of the legal defeasance option, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 7.06, 7.07 and 8.04
shall survive until the Securities of the series are no longer outstanding; thereafter the Company's obligations in Section 7.06 shall survive.

               The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option. If the Company exercises its legal defeasance option, a series may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, a series may not be accelerated by reference to any restrictive covenants as to which the covenant defeasance option applicable to such series has been so exercised.

               The Trustee upon request shall acknowledge in writing the discharge of those obligations or restrictions that the Company terminates by defeasance.

SECTION 8.02.  Conditions to Defeasance.

               The Company may exercise as to a series its legal defeasance option or its covenant defeasance option if:

                 (1) the Company irrevocably deposits in trust with the Trustee or another trustee money or U.S. Government Obligations;

                 (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due on the deposited U.S. Government Obligations without reinvestment plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities of the series to maturity or redemption, as the case may be;

                 (3)    immediately after the deposit no Default exists;

                 (4) the deposit does not constitute a default under any other agreement binding on the Company;

                 (5) the deposit does not cause the Trustee to have a conflicting interest under TIA (S) 310(a) or (S) 310(b) as to another series;

                 (6) the Company delivers to the Trustee an Opinion of Counsel to the effect that Holders of the series will not recognize income, gain or loss for Federal income tax purposes as a result of the defeasance;

                 (7) 91 days pass after the deposit is made and during the 91-day period no Default specified in Section 6.01(5) or (6) occurs that is continuing at the end of the period; and

                 (8) the Company provides an Officers' Certificate and an Opinion of Counsel to the effect that all conditions precedent pursuant to this Section 8.02 have been satisfied.

              Before or after a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

              "U.S. GOVERNMENT OBLIGATIONS" means direct obligations of (i) the United States or (ii) an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed by the United States, which, in either case, have the full faith and credit of the United States pledged for payment and which are not callable at the issuer's option, or certificates representing an ownership interest in such obligations.

SECTION 8.03. Application of Trust Money.

              The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.02. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on Securities of the defeased series.

SECTION 8.04. Repayment to Company.

              The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

              The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as unsecured general creditors unless an abandoned property law designates another person.


                            ARTICLE 9 -- CONVERSION


SECTION 9.01. Conversion Privilege.

              If the Securities Resolution establishing the terms of a series of securities so provides, Securities of any series may be convertible at the option of the holders into or for Common Stock or other equity or debt securities (a "Conversion Right"). The Securities Resolution may establish, among other things, the Conversion Rate, provisions for adjustments to the Conversion Rate and limitations upon exercise of the Conversion Right.

              Unless the Securities Resolution otherwise provides, a Holder may convert a portion of a Security if the portion is $1,000 or an integral multiples thereof. Provisions of this Indenture that apply to the conversion of the aggregate principal amount of a Security also apply to conversion of a portion of it.

              The Securities Resolution providing for Securities with a Conversion Right may establish any terms in addition to, or other than (including terms inconsistent with), those set forth in this Article 9 with respect to the conversion of the Securities established thereby (other than those of Section 9.16).

SECTION 9.02. Conversion Procedure.

              To convert a Security a Holder must satisfy all requirements in the Securities or the Securities Resolution and (i) complete and manually sign the conversion notice (the "Conversion Notice") provided for in the Securities Resolution or the Security (or complete and manually sign a facsimile thereof) and deliver such notice to the Conversion Agent or any other office or agency maintained for such purpose, (ii) surrender the Security to the Conversion Agent or at such other office or agency by physical delivery, (iii) if required, furnish appropriate endorsements and transfer documents, and (iv) if required, pay all transfer or similar taxes. The date on which such notice shall have been received by and the Security shall have been so surrendered to the Conversion Agent is the "Conversion Date." Such Conversion Notice shall be irrevocable and may not be withdrawn by a Holder for any reason.

              The Company will complete settlement of any conversion of Securities not later than the fifth business day following the Conversion Date in respect of the cash portion elected to be delivered in lieu of the securities into which the Security is convertible and not later than the seventh business day following the Conversion Date in respect of the portion to be settled in such securities.

              If any Security is converted between the record date for the payment of interest and the next succeeding interest payment date, such Security must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted (unless such Security shall have been called for redemption during such period, in which case no such payment shall be required). A Security converted on an interest payment date need not be accompanied by any payment, and the interest on the principal amount of the Security being converted will be paid on such interest payment date to the registered holder of such Security on the immediately preceding record date. Subject to the aforesaid right of the registered holder to receive interest, no payment or adjustment will be made on conversion for interest accrued on the converted Security or for interest, dividends or other distributions payable on any security issued on conversion.

              If a Holder converts more than one Security at the same time, the securities into which the Security is convertible issuable or cash payable upon the conversion shall be based on the total principal amount of the Securities converted.

              Upon surrender of a Security that is converted in part the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered; except that if a global Security is so surrendered the Trustee shall authenticate and, if applicable, deliver to the depository a new global Security in a denomination equal to and in exchange for the unconverted portion of the principal of the global Security so surrendered.

              If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

SECTION 9.03. Taxes on Conversion.

              If a Holder of a Security exercises a Conversion Right, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of the securities into which the Security is convertible upon the conversion. However, the Holder shall pay any such tax which is due because securities or other property are issued in a name other than the Holder's name. Nothing herein shall preclude any income tax or other withholding required by law or regulations.

SECTION 9.04. Company Determination Final.

              Any determination that the Board of Directors makes pursuant to this Article 9 or consistent with terms provided for in any Securities Resolution is conclusive, absent manifest error.

SECTION 9.05. Trustee's and Conversion Agent's Disclaimer.

              The Trustee (and each Conversion Agent other than the Company) has no duty to determine when or if an adjustment under this Article 9 or any Securities Resolution should be made, how it should be made or calculated or what it should be. The Trustee (and each Conversion Agent other than the Company) makes no representation as to the validity or value of any securities issued upon conversion of Securities. The Trustee (and each Conversion Agent other than the Company) shall not be responsible for the Company's failure to comply with this Article 9 or any provision of a Securities Resolution relating to a Conversion Right.

SECTION 9.06. Company to Provide Conversion Securities.

              The Company shall reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury sufficient shares to permit the conversion of all of the Securities convertible into Common Stock. The Company shall arrange and make available for issuance upon conversion the full amount of any other securities into which the Securities are convertible to permit such conversion of the Securities.

              All shares of Common Stock or other equity securities of any person which may be issued upon conversion of the Securities shall be validly issued, fully paid and non-assessable, subject to the personal liability which may be imposed on shareholders by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law (or any successor provision), as judicially interpreted, for debts owing to employees for services performed.

              The Company will comply with all securities laws regulating the offer and delivery of securities upon conversion of Securities.

SECTION 9.07. Cash Settlement Option.

              If the Securities Resolution so provides, the Company may elect to satisfy, in whole or in part, a Conversion Right of Securities convertible into Common Stock or other securities of any person by the delivery of cash. The amount of cash to be delivered shall be equal to the Market Price on the last Trading Day preceding the applicable Conversion Date of a share of Common Stock or other securities of any person into which the Securities are convertible multiplied by the number of shares of Common Stock or the number of shares or principal amount of other securities into which the Securities are convertible, respectively, in respect of which the Company elects to deliver cash. If the Company elects to satisfy, in whole or in part, a Conversion Right by the delivery of shares of Common Stock or other securities, no fractional shares or portion of other securities will be delivered. Instead, the Company will pay cash based on the Market Price for such fractional share of Common Stock or portion of other securities.

              The "MARKET PRICE" of the Common Stock into which Securities or other equity securities into which the Securities are convertible may be converted pursuant to a Securities Resolution or this Article 9 on any Trading Day means the weighted average per share sale price for all sales of the Common Stock or other equity securities on such Trading Day (or, if the information necessary to calculate such weighted average per share sale price is not reported, the average of the high and low sale prices, or if no sales are reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices), as reported in the composite transactions for the New York Stock Exchange, or if the Common Stock or other equity securities into which the Securities are convertible are not listed or admitted to trading on such exchange, as reported in the composite transactions for the principal national or regional United States securities exchange on which the Common Stock or other equity securities into which the Securities are convertible are listed or admitted to trading or, if the Common Stock or other equity securities into which the Securities are convertible are not listed or admitted to trading on a United States national or regional securities exchange, as reported by NASDAQ or by the National Quotation Bureau Incorporated, or if not so reported, as determined in the manner set forth in the appropriate Securities Resolution. In the absence of such quotations, the Company shall be entitled to determine the Market Price on the basis of such quotations as it considers appropriate.

              The "MARKET PRICE" of any debt security into which Securities are convertible shall be determined as set forth in the applicable Securities Resolution.

SECTION 9.08. Adjustment in Conversion Rate for Change in Capital Stock.

              If the Securities are convertible into Common Stock and the
Company:

                 (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                 (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

                 (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                 (4) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock other than Common Stock; or

                 (5) issues by reclassification of its Common Stock any shares of its Capital Stock,

then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of Capital Stock of the Company (or, at the Company's option, an equivalent amount in cash) which he would have owned immediately following such action if he had converted the Security immediately prior to such action.

              The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

              If the security into which the Securities are convertible is other than Common Stock of the Company, the conversion rate shall be subject to adjustment as set forth in the applicable Securities Resolution.

              If after an adjustment a Holder of a Security may, upon conversion, receive shares of two or more classes of Capital Stock of the Company or other securities, the Board of Directors of the Company shall determine the allocation of the adjusted Conversion Rate between or among the classes of Capital Stock or other securities. After such allocation, the conversion privilege and the Conversion Rate of each class of Capital Stock or other securities shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article or in such Securities Resolution.

SECTION 9.09. Adjustment in Conversion Rate for Common Stock Issued Below Market
              Price.

              If the Securities are convertible into Common Stock, and the Company issues to all holders of Common Stock rights, options or warrants to subscribe for or purchase shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or rights, options or warrants to subscribe for or purchase such convertible or exchangeable securities at a Price Per Share (as defined and determined according to the formula given below) lower than the current Market Price on the date of such issuance, the Conversion Rate shall be adjusted in accordance with the following formula:

                               AC = CC .(O + N )
                                        --------
                                         O . R
                                             -
                                             M
where:

AC = the adjusted Conversion Rate.

CC = the then current Conversion Rate.

O = the number of shares of Common Stock outstanding immediately prior to such issuance (which number shall include shares owned or held by or for the account of the Company).

N = the "Number of Shares," which (i) in the case of rights, options or warrants to subscribe for or purchase shares of Common Stock or of securities convertible into or exchangeable for shares of Common Stock, is the maximum number of shares of Common Stock initially issuable upon exercise, conversion or exchange thereof; and (ii) in the case of rights, options or warrants to subscribe for or purchase convertible or exchangeable securities, is the maximum number of shares of Common Stock initially issuable upon the conversion or exchange of the convertible or exchangeable securities issuable upon the exercise of such rights, options or warrants.

R  = the proceeds received or receivable by the Company, which (i) in the case of rights, options or warrants to subscribe for or purchase shares of Common Stock or of securities convertible into or exchangeable for shares of Common Stock, is the aggregate amount received or receivable by the Company in consideration for the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the minimum aggregate amount of additional consideration, other than the convertible or exchangeable securities, payable to the Company upon exercise, conversion or exchange thereof; and (ii) in the case of rights, options or warrants to subscribe for or purchase convertible or exchangeable securities, is the aggregate amount received or receivable by the Company in consideration for the sale and issuance of such rights, options or warrants, plus the minimum aggregate consideration payable to the Company upon the exercise thereof, plus the minimum aggregate amount of additional consideration, other than the convertible or exchangeable securities, payable upon the conversion or exchange of the convertible or exchangeable securities; provided, that
                                                                 --------
         in each case the proceeds received or receiv-able by the Company shall be deemed to be the amount of gross cash proceeds without deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or any expenses incurred in connection therewith.

   M = the current Market Price per share of Common Stock on the date of issue of the rights, options or warrants to subscribe for or purchase shares of Common Stock or the securities convertible into or exchangeable for shares of Common Stock or the rights, options or warrants to subscribe for or purchase convertible or exchangeable securities.

               "Price Per Share" shall be defined and determined according to the following formula:

                                    P =  R
                                         -
                                         N
where:


P  = Price Per Share

and R and N have the meanings assigned above.

               If the Company shall issue rights, options, warrants or convertible or exchangeable securities with respect to its Common Stock for a consideration consisting, in whole or in part, of property other than cash the amount of such consideration shall be determined in good faith by the Board of Directors whose determination shall be conclusive and evidenced by a resolution of the Board of Directors filed with the Trustee.

               The adjustment shall be made successively whenever any such additional rights, options, warrants or convertible or exchangeable securities with respect to its Common Stock are issued, and shall become effective immediately after the date of issue of such shares, rights, options, warrants or convertible or exchangeable securities.

               To the extent that such rights, options or warrants to acquire Common Stock expire unexercised or to the extent any convertible or exchangeable securities with respect to its Common Stock are redeemed by the Company or otherwise cease to be convertible or exchangeable into shares of Common Stock, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustment made upon the date of issuance of such rights, options, warrants or convertible or exchangeable securities been made upon the basis of the issuance of rights, options or warrants to subscribe for or purchase only the number of shares of Common Stock as to which such rights, options or warrants were actually exercised and the number of shares of Common Stock that were actually issued upon the conversion or exchange of the convertible or exchangeable securities.

               If the Securities are convertible into securities other than the Common Stock, any adjustment in the Conversion Rate required for the issuance or sale of the securities into which the Securities are convertible shall be made as set forth in the Securities Resolution.

SECTION 9.10.  Adjustment for Other Distributions.

               If the Securities are initially convertible into Common Stock and the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase assets or debt securities of the Company, the Conversion Rate shall be adjusted in accordance with the following formula:

                            AC = CC. (O . M)
                                    ----------
                                   ((O . M)- F)

where:

AC =     the adjusted Conversion Rate.

CC =     the then current Conversion Rate.

O  =     the number of shares of Common Stock outstanding on the record date mentioned below (which number shall include shares owned or held by or for the account of the Company).

M  =     the current Market Price per share of Common Stock on the record date mentioned below.

F  =     the fair market value on the record date of the assets, securities, rights or warrants distributed. The Board of Directors of the Company shall determine the fair market value.

                  The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

                  If the securities into which the Securities are convertible are other than Common Stock, any adjustments for such other distribution shall be made as set forth in the Securities Resolution.

                  This Section does not apply to cash dividends or distributions or to reclassifications or distributions referred to in Section 9.08. Also, this Section does not apply to shares issued below Market Price referred to in
Section 9.09.

SECTION 9.11.     Voluntary Adjustment.

                  The Company at any time may increase the Conversion Rate, temporarily or otherwise, by any amount but in no event shall such Conversion Rate result in the issuance of Capital Stock at a price less than the par value of such Capital Stock at the time such increase is made.

SECTION 9.12.     When Adjustment May Be Deferred.

                  No adjustment in the Conversion Rate need be made unless the adjustment would require a change of at least 1% in the Conversion Rate. Any adjustments that are not made due to the immediately preceding sentence shall be carried forward and taken into account in any subsequent adjustment; provided,
                                                                     --------
that any adjustment carried forward shall be deferred not in excess of three years, whereupon any adjustment to the Conversion Rate will be effected.

                  All calculations under this Article 9 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

SECTION 9.13.  When No Adjustment Required.

               Except as set forth in Section 9.09, no adjustment in the Conversion Rate shall be made because the Company issues, in exchange for cash, property or services, shares of Common Stock, or any securities convertible into shares of Common Stock, or securities carrying the right to purchase shares of Common Stock or such convertible securities.

               No adjustment in the Conversion Rate need be made for rights to purchase or the sale of Common Stock pursuant to a Company plan providing for reinvestment of dividends or interest.

               No adjustment in the Conversion Rate need be made for a change in the par value of the Common Stock or other securities having a par value.

               No adjustment need be made for a transaction referred to in
Section 9.08, 9.09 or 9.10 if Securityholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock or other securities into which the Securities are convertible participate in the transaction.

SECTION 9.14.  Notice of Adjustment.

               Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Holders of Securities affected a notice of the adjustment. The Company shall file with the Trustee an Officers' Certificate or a certificate from the Company's independent public accountants stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct, absent manifest error.

SECTION 9.15.  Notice of Certain Transactions.

               If:

                    (1) the Company proposes to take any action that would require an adjustment in the Conversion Rate,

                    (2) the Company proposes to take any action that would require a supplemental indenture pursuant to Section 9.16, or

                    (3) there is a proposed liquidation or dissolution of the Company or of the issuer of any other security into which the Securities are convertible,

the Company shall mail to registered Holders of Securities of any affected series a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

SECTION 9.16.  Reorganization of the Company.

               If the Company is a party to a transaction subject to Section 5.01, the successor corporation (if other than the Company) shall enter into a supplemental indenture which shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which he would have owned immediately after the consolidation, merger or transfer if he had converted the Security immediately before the effective date of the transaction. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor company shall mail to Holders of Securities of any affected series a notice briefly describing the supplemental indenture.

               If this Section applies, Sections 9.08, 9.09 and 9.10 do not apply.


                           ARTICLE 10 -- AMENDMENTS


SECTION 10.01. Without Consent of Holders.

               The Company and the Trustee may amend this Indenture, the Securities or any coupons without the consent of any Securityholder:

                    (1) to cure any ambiguity, omission, defect or inconsistency;

                    (2)  to comply with Article 5 or Section 9.16;

                    (3) to provide that specific provisions of this Indenture shall not apply to a series not previously issued;

                    (4)  to create a series and establish its terms;

                    (5) to provide for a separate Trustee for one or more series; or

                    (6) to make any change that does not materially adversely affect the rights of any Securityholder.

SECTION 10.02. With Consent of Holders.

               Unless the Securities Resolution otherwise provides, the Company and the Trustee may amend this Indenture, the Securities and any coupons with the written consent of the Holders of a majority in principal amount of the Securities of all series affected by the amendment voting as one class; provided that, in the case of a series issued to an Applied Power Trust, so long as any of the related preferred securities of such Applied Power Trust remains outstanding, no such amendment shall be made that adversely affects the holders of such preferred securities in any material respect, and no termination of this Indenture shall occur, without the prior consent of the holders of not less than a majority in aggregate liquidation amount of such preferred securities then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and unpaid interest thereon have been paid in full; and provided further that, in the case a series issued to an Applied Power Trust, so long as any of the related preferred securities of such Applied Power Trust remain outstanding, no amendment shall be made to the third paragraph of Section 6.06 of this Indenture without the prior consent of the holders of each such preferred security then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and unpaid interest thereon have been paid in full. However, without the consent of each Securityholder affected, an amendment under this Section may not:

                    (1) reduce the amount of Securities whose Holders must consent to an amendment;

                    (2) reduce the interest on or change the time for payment of interest on any Security;

                    (3)  change the fixed maturity of any Security;

                    (4) reduce the principal of any non-Discounted Debt Security or reduce the amount of principal of any Discounted Debt Security that would be due upon an acceleration thereof;

                    (5) change the currency in which principal or interest on a Security is payable;

                    (6) make any change that materially adversely affects the right to convert or exchange any Security; or

                    (7) make any change in Section 6.04 or 10.02, except to increase the amount of Securities whose Holders must consent to an amendment or waiver or to provide that other provisions of this Indenture cannot be amended or waived without the consent of each Securityholder affected thereby.

                  An amendment of a provision included solely for the benefit of one or more series does not affect Securityholders of any other series.

                  Securityholders need not consent to the exact text of a proposed amendment or waiver; it is sufficient if they consent to the substance thereof.

SECTION 10.03.    Compliance with Trust Indenture Act.

                  Every amendment pursuant to Section 10.01 or 10.02 shall be set forth in a supplemental indenture (except any amendment pursuant to Section 10.01(4), which may be set forth in a Securities Resolution) that complies with the TIA.

                  If a provision of the TIA requires or permits a provision of this Indenture and the TIA provision is amended, then the Indenture provision shall be automatically amended to like effect.

SECTION 10.04.    Effect of Consents.

                  An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder entitled to consent to it.

                  A consent to an amendment or waiver by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security. Any Holder or subsequent Holder may revoke the consent as to his Security if the Trustee receives notice of the revocation before the amendment or waiver becomes effective.

                  The Company may fix a record date for the determination of Holders of Registered Securities entitled to give a consent. The record date shall not be less than 10 nor more than 60 days prior to the first written solicitation of Securityholders.

SECTION 10.05.    Notation on or Exchange of Securities.

                  The Company or the Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company may issue in exchange for affected Securities new Securities that reflect the amendment or waiver.

SECTION 10.06.    Trustee Protected.

                  The Trustee need not sign any supplemental indenture that adversely affects its rights. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of any amendment or supplement or waiver authorized pursuant to this Article is authorized or permitted by this Indenture, and that such amendment or supplement or waiver constitutes the legal, valid and binding obligation of the Company.


                          ARTICLE 11 -- MISCELLANEOUS


SECTION 11.01.    Trust Indenture Act.

                  The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not expressly set forth herein.

                  If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 11.02.    Notices.

                  Any notice by one party to another is duly given if in writing and delivered in person, sent by facsimile transmission confirmed by mail or mailed by first-class mail to the other's address shown below:

                  Company:

                           Applied Power Inc.
                           13000 West Silver Spring Drive
                           Butler, Wisconsin 53007
                           Fax:  (414) 783-9790
                           Attention:  Chief Financial Officer

                  Trustee:

                           The First National Bank of Chicago
                           One First National Plaza
                           Chicago, Illinois 60670-0126
                           Fax:  (312)407-1708
                           Attention:  Corporate Trust Division

                  A party by notice to the other parties may designate additional or different addresses for subsequent notices.

                  Any notice mailed to a Securityholder shall be mailed to his address shown on the register kept by the Transfer Agent or on the list referred to in Section 2.06. Failure to mail a notice to a Securityholder or any defect in a notice mailed to a Securityholder shall not affect the sufficiency of the notice mailed to other Securityholders or the sufficiency of any published notice.

                  If a notice is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  If the Company mails a notice to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

                  If in the Company's opinion it is impractical to mail a notice required to be mailed or to publish a notice required to be published, the Company may give such substitute notice as the Trustee approves. Failure to publish a notice as required or any defect in it shall not affect the sufficiency of any mailed notice.

                  All notices shall be in the English language, except that any published notice may be in an official language of the country of publication.

                  A "notice" includes any communication required by this Indenture.

SECTION 11.03.    Certificate and Opinion as to Conditions
                            Precedent.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall if so requested furnish to the Trustee:

                    (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                    (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 11.04.    Statements Required in Certificate or
                            Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 11.05.    Rules by Company and Agents.

                  The Company may make reasonable rules for action by or a meeting of Securityholders. An Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.06.    Legal Holidays.

                  A "LEGAL HOLIDAY" is a Saturday, a Sunday or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, unless the Securities Resolution establishing a series otherwise provides with respect to Securities of the series, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 11.07.    No Recourse Against Others.

                  All liability described in the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

SECTION 11.08.    Duplicate Originals.

                  The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

SECTION 11.09.    Governing Law.

                  The laws of the State of Wisconsin shall govern this Indenture, the Securities and any coupons, unless federal law governs.

                                   SIGNATURES


Dated:  April 1, 1999                        APPLIED POWER INC.




                                             By /s/Richard G. Sim
                                                ______________________
                                               Name: Richard G. Sim
                                               Title: President and
                                                      Chief Executive Officer



Dated:  April 1, 1999                        THE FIRST NATIONAL BANK OF CHICAGO


                                             By /s/Leland Hansen
                                                ________________________
                                               Name: Leland Hansen
                                               Title: Asst. Vice President

                                    EXHIBIT A

                          A Form of Registered Security


No.                                                                         [$]


                               APPLIED POWER INC.
                               [Title of Security]


APPLIED POWER INC.
promises to pay to

or registered assigns
the principal sum of           Dollars on             ,

Interest Payment Dates:
                Record Dates:

                                             Dated:

THE FIRST NATIONAL BANK OF CHICAGO
Transfer Agent and Paying Agent

                                             APPLIED POWER INC.



                                             By:______________________________
                                                [Title of Authorized Officer]

                                             By:______________________________
                                                [Assistant] Secretary

                                     (SEAL)

Authenticated:

THE FIRST NATIONAL BANK OF CHICAGO

Registrar

By:__________________________

Authorized Signature

                               APPLIED POWER INC.
                               [Title of Security]
                      [Explanatory Notes follow Exhibit B]

1.       INTEREST./1/

                  Applied Power Inc. ("Company"), a corporation organized and existing under the laws of the State of Wisconsin, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest on
                  and of each year commencing      ,    . Interest on the
                  Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from
                        ,      . Interest will be computed on the basis of a
                  360-day year of twelve 30-day months.

2.       METHOD OF PAYMENT./2/

                  The Company will pay interest on the Securities to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date, except as otherwise provided in the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder's registered address.

3.       SECURITIES AGENTS./2A/

                  Initially, The First National Bank of Chicago, Attention:
                  Corporate Trust Division, will act as Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent or Transfer Agent without notice or provide for more than one such agent. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

4.       INDENTURE.

                  The Company issued the securities of this series
                  ("Securities") under an Indenture dated as of       , 1999
                  ("Indenture") between the Company and The First National Bank of Chicago ("Trustee"). The terms of the Securities include those stated in the Indenture and in the Securities Resolution creating the Securities and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code (SS). 77aaa-77bbbb). Securityholders are referred to the Indenture, the Securities Resolution and the Act for a statement of such terms.

5.       OPTIONAL REDEMPTION./3/

                  On or after    , the Company may redeem all the Securities at
                  any time or some of them from time to time at the following redemption prices (expressed in percentages of principal amount), plus accrued interest to the redemption date.

                  If redeemed during the 12-month period beginning,

                  Year       Percentage        Year       Percentage

                  and thereafter at 100%.

6.       MANDATORY REDEMPTION./4/

                  The Company will redeem $    principal amount of Securities on
                        and on each       thereafter through        at a
                  redemption price of 100% of principal amount, plus accrued interest to the redemption date./5/ The Company may reduce the principal amount of Securities to be redeemed pursuant to this paragraph by subtracting 100% of the principal amount (excluding premium) of any Securities (i) that the Company has acquired or that the Company has redeemed other than pursuant to this paragraph and (ii) that the Company has delivered to the Registrar for cancellation. The Company may so subtract the same Security only once.

7.       ADDITIONAL OPTIONAL REDEMPTION./6/

                  In addition to redemptions pursuant to the above paragraph(s),
                  the Company may redeem not more than $     principal amount of
                  Securities on       and on each       thereafter through
                  at a redemption price of 100% of principal amount, plus accrued interest to the redemption date.

8.       NOTICE OF REDEMPTION./7/

                  Notice of redemption will be mailed at least 30 but not more than 60 days before the redemption date to each holder of Securities to be redeemed at his registered address.

                  A notice of redemption may provide that it is subject to the occurrence of any event before the date fixed for such redemption as described in such notice ("Conditional Redemption") and such notice of Conditional Redemption shall be of no effect unless all such conditions to the redemption have occurred before such date or have been waived by the Company.

9.       CONVERSION./8/

                  A Holder of a Security may convert it into Common Stock of the Company or cash, or a combination thereof, at the Company's option, at any time before the close of business on ___________, or, if the Security is called for redemption, the Holder may convert it at any time before the close of business on the redemption date. The initial Conversion Rate is ____________ (or an equivalent amount in cash) per $1,000 principal amount of the Securities, subject to adjustment as provided in Article 9 of the Indenture.9 The Company will deliver a check in lieu of any fractional share. On conversion no payment or adjustment for interest accrued on the Securities will be made nor for dividends on the Common Stock issued on conversion. If any Security is converted between the record date for the payment of interest and the next succeeding interest payment date, such Security must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted (unless such Security shall have been called for redemption, in which case no such payment shall be required). A Security converted on an interest payment date need not be accompanied by any payment, and the interest on the principal amount of the Security being converted will be paid on such interest payment date to the registered holder of such Security on the immediately preceding record date.

                  To convert a Security a Holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax if required. A Holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000.

10.      DENOMINATIONS, TRANSFER, EXCHANGE.

                  The Securities are in registered form without coupons in denominations of $1,000/10/ and whole multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

11.      PERSONS DEEMED OWNERS.

                  The registered holder of a Security may be treated as its owner for all purposes.

12.      AMENDMENTS AND WAIVERS.

                  Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of a majority in principal amount of the securities of all series affected by the amendment./11/ Subject to certain exceptions, a default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

                  Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

13.      RESTRICTIVE COVENANTS./12/

                  The Securities are unsecured general obligations of the Company limited to $ principal amount. The Indenture does not limit other unsecured debt.

14.      SUCCESSORS.

                  When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

15.      DEFEASANCE PRIOR TO REDEMPTION OR MATURITY./13/

                  Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity. U.S. Government Obligations are securities backed by the full faith and credit of the United States of America or certificates representing an ownership interest in such Obligations.

16.      DEFAULTS AND REMEDIES.

                  An Event of Default14 includes: default for 30 days in payment of interest on the Securities; default in payment of principal on the Securities; default in payment or satisfaction of any sinking fund obligation; default by the Company for a specified period after notice to it in the performance of any of its other agreements applicable to the Securities; certain events of bankruptcy or insolvency; and any other Event of Default provided for in the series. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Securities may declare the principal15 of all the Securities to be due and payable immediately.

                  Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

17.      TRUSTEE DEALINGS WITH COMPANY.

                  The First National Bank of Chicago, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

18.      NO RECOURSE AGAINST OTHERS.

                  A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

19.      AUTHENTICATION.

                  This Security shall not be valid until authenticated by a manual signature of the Registrar.

20.      ABBREVIATIONS.

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), U/G/M/A (=Uniform Gifts to Minors
                  Act) and U/T/M/A (=Uniform Transfers to Minors Act).

                                   EXHIBIT B

                           A Form of Bearer Security


No.                                                               [$]


                              APPLIED POWER INC.
                              [Title of Security]



APPLIED POWER INC.
promises to pay to

bearer
the principal sum of
                         Dollars on      ,

Interest Payment Dates:
                Record Dates:

                                     Dated:

THE FIRST NATIONAL BANK OF CHICAGO
Transfer Agent and Paying Agent

                                     APPLIED POWER INC.



                                     By: :________________________________
                                         [Title of Authorized Officer]

                                     By: :________________________________
                                          [Assistant] Secretary


                                    (SEAL)

Authenticated:

THE FIRST NATIONAL BANK OF CHICAGO

Registrar

By:_______________________________
      Authorized Signature

                              APPLIED POWER INC.
                              [Title of Security]
                     [Explanatory Notes follow Exhibit B]


1.       INTEREST./1/

                  APPLIED POWER INC. ("Company"), a corporation organized and existing under the laws of the State of Wisconsin, promises to pay to bearer interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest on and of each year commencing , . Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from , . Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       METHOD OF PAYMENT./2/

                  Holders must surrender Securities and any coupons to a Paying Agent to collect principal and interest payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money.

3.       SECURITIES AGENTS./2A/

                  Initially, The First National Bank of Chicago, Attention:
                  Corporate Trust Division, will act as Transfer Agent, Paying Agent and Registrar. The Company may change any Paying Agent or Transfer Agent without notice or provide for more than one such agent. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

4.       INDENTURE.

                  The Company issued the securities of this series
                  ("Securities") under an Indenture dated as of     , 1999
                  ("Indenture") between the Company and The First National Bank of Chicago ("Trustee"). The terms of the Securities include those stated in the Indenture and the Securities Resolution and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb). Securityholders are referred to the Indenture, the Securities Resolution and the Act for a statement of such terms.

5.       OPTIONAL REDEMPTION./3/

                  On or after     , the Company may redeem all the Securities at
                  any time or some of them from time to time at the following redemption prices (expressed in percentages of principal amount), plus accrued interest to the redemption date.

                  If redeemed during the 12-month period beginning,

                  Year              Percentage       Year            Percentage
                  and thereafter 100%.

6.       MANDATORY REDEMPTION./4/

                  The Company will redeem $   principal amount of Securities on
                  and on each     thereafter through      at a redemption price
                  of 100% of principal amount, plus accrued interest to the redemption date./5/ The Company may reduce the principal amount of Securities to be redeemed pursuant to this paragraph by subtracting 100% of the principal amount (excluding premium) of any Securities (i) that the Company has acquired or that the Company has redeemed other than pursuant to this paragraph and (ii) that the Company has delivered to the Registrar for cancellation. The Company may so subtract the same Security only once.

7.       ADDITIONAL OPTIONAL REDEMPTION/.6/

                  In addition to redemptions pursuant to the above paragraph(s),
                  the Company may redeem not more than $    principal amount of
                  Securities on     and on each     thereafter through at a
                  redemption price of 100% of principal amount, plus accrued interest to the redemption date.

8.       NOTICE OF REDEMPTION./7/

                  Notice of redemption will be published once in an Authorized Newspaper in the City of New York and if the Securities are listed on any stock exchange located outside the United States and such stock exchange so requires, in any other required city outside the United States at least 30 but not more than 60 days before the redemption date. Notice of redemption also will be mailed to holders who have filed their names and addresses with the Transfer Agent within the two preceding years. A holder of Securities may miss important notices if he fails to maintain his name and address with the Transfer Agent.

                  A notice of redemption may provide that it is subject to the occurrence of any event before the date fixed for such redemption as described in such notice ("Conditional Redemption") and such notice of Conditional Redemption shall be of no effect unless all such conditions to the redemption have occurred before such date or have been waived by the Company.

9.       CONVERSION./8/

                  A Holder of a Security may convert it into Common Stock of the Company or cash, or a combination thereof, at the Company's option, at any time before the close of business on ___________, or, if the Security is called for redemption, the Holder may convert it at any time before the close of business on the redemption date. The initial Conversion Rate is ____________ (or an equivalent amount in cash) per $1,000 principal amount of the Securities, subject to adjustment as provided in Article 9 of the Indenture.9 The Company will deliver a check in lieu of any fractional share. On conversion no payment or adjustment for interest accrued on the Securities will be made nor for dividends on the Common Stock issued on conversion. If any Security is converted between the record date for the payment of interest and the next succeeding interest payment date, such Security must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted (unless such Security shall have been called for redemption, in which case no such payment shall be required). A Security converted on an interest payment date need not be accompanied by any payment, and the interest on the principal amount of the Security being converted will be paid on such interest payment date to the registered holder of such Security on the immediately preceding record date.

                  To convert a Security a Holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax if required. A Holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000.

10.      DENOMINATIONS, TRANSFER, EXCHANGE.

                  The Securities are in bearer form with coupons in denominations of $5,00010 and whole multiples of $5,000. The Securities may be transferred by delivery and exchanged as provided in the Indenture. Upon an exchange, the Transfer Agent may require a holder, among other things, to furnish appropriate documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange any Security or portion of a Security selected for redemption. Also, it need not exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

11.      PERSONS DEEMED OWNERS.

                  The holder of a Security or coupon may be treated as its owner for all purposes.

12.      AMENDMENTS AND WAIVERS.

                  Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of a majority in principal amount of the securities of all series affected by the amendment.11 Subject to certain exceptions, a default on a series may be waived with the consent of the holders of a majority in principal amount of the series.

                  Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityholders; or to make any change that does not materially adversely affect the rights of any Securityholder.

13.      RESTRICTIVE COVENANTS./12/

                  The Securities are unsecured general obligations of the
                  Company limited to $     principal amount.  The
                  Indenture does not limit other unsecured debt.

14.      SUCCESSORS.

                  When a successor assumes all the obligations of the Company under the Securities, any coupons and the Indenture, the Company will be released from those obligations.

15.      DEFEASANCE PRIOR TO REDEMPTION OR MATURITY./13/

                  Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities, any coupons and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity. U.S. Government Obligations are securities backed by the full faith and credit of the United States of America or certificates representing an ownership interest in such Obligations.

16.      DEFAULTS AND REMEDIES.

                  An Event of Default/14/ includes: default for 30 days in payment of interest on the Securities; default in payment of principal on the Securities; default in payment or satisfaction of any sinking fund obligation; default by the Company for a specified period after notice to it in the performance of any of its other agreements applicable to the Securities; certain events of bankruptcy or insolvency; and any other Event of Default provided for in the series. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Securities may declare the principal/15/ of all the Securities to be due and payable immediately.

                  Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish annual compliance certificates to the Trustee.

17.      TRUSTEE DEALINGS WITH COMPANY.

                  The First National Bank of Chicago, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

18.      NO RECOURSE AGAINST OTHERS.

                  A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

19.      AUTHENTICATION.

                  This Security shall not be valid until authenticated by a manual signature of the Registrar.

20.      ABBREVIATIONS.

                 Customary abbreviations may be used in the name of a
                   Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), U/G/M/A (=Uniform Gifts to Minors
                      Act) and U/T/M/A (=Uniform Transfers to Minors Act).

                                                               [$]..............
                                                               Due..............


                              APPLIED POWER INC.

                              [Title of Security]

                  Unless the Security attached to this coupon has been called for redemption, Applied Power Inc. ("Company") will pay to bearer, upon surrender, the amount shown hereon when due. This coupon may be surrendered for payment to any Paying Agent listed on the back of this coupon unless the Company has replaced such Agent. Payment may be made by check. This coupon represents months' interest.

                                                 APPLIED POWER INC.


                                                 By__________________________


                               [REVERSE OF COUPON]

                                 PAYING AGENTS

                            NOTES TO EXHIBITS A AND B


1 If the Security is not to bear interest at a fixed rate per annum, insert a description of the manner in which the rate of interest is to be determined. If the Security is not to bear interest prior to maturity, so state.

2 If the method or currency of payment is different, insert a statement thereof.

2A As is done in Section 2.03 of the Indenture, the Trustee must be appointed Registrar under Section 182.23, Wis. Stats., in order for Officers' signatures on Securities and the corporate seal to be facsimiles.

3 If applicable. If the Security is to be subject to a nonrefunding restriction, insert a brief summary thereof. If the redemption is to be subject to a condition, insert a brief summary thereof.

4     Such provisions as are applicable, if any.

5 If the Security is a Discounted Debt Security, insert amount to be redeemed or method of calculating such amount.

6 If applicable. Also insert, if applicable, provisions for repayment of Securities at the option of the Securityholder.

7     If applicable.

8 If applicable. If convertible into securities other than Common Stock, insert appropriate summary.

9     If additional or different adjustment provisions apply so specify.

10 If applicable. Insert additional or different denominations and terms as appropriate.

11    If different terms apply, insert a brief summary thereof.

12 If applicable. If additional or different covenants apply, insert a brief summary thereof.

13 If applicable. If different defeasance terms apply, insert a brief summary thereof.

14 If additional or different Events of Default apply, insert a brief summary thereof.

15 If the Security is a Discounted Debt Security, set forth the amount due and payable upon an Event of Default.

Note: U.S. tax law may require certain legends on Discounted Debt and Bearer Securities.

                                   EXHIBIT C

                                ASSIGNMENT FORM


               To assign this Security, fill in the form below:

                 I or we assign and transfer this Security to

                   _________________________________________

                   :_______________________________________:
                 (Insert assignee's soc. sec. or tax I.D. no.)

____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ____________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:  _______________    Your Signature:_______________________

                                         _______________________



  (Sign exactly as your name(s) appear(s) on the other side of this Security)


Signature(s) guaranteed by:___________________________________
                                      (All signatures must be
                                      guaranteed by an "eligible
                                      guarantor institution" as
                                      defined by Rule 17Ad-15 of the
                                      Securities Exchange Act of
                                      1934, as amended)

                                   EXHIBIT D


                               CONVERSION NOTICE

                   To convert this Security, check the box:

                                  [        ]

            To convert only part of this Security, state the amount (must be in integral multiples of $1,000);

                       $_____________________________

            If you want the securities delivered upon conversion made out in another person's name, fill in the form below:


            (Insert other person's Social Security or Tax I.D. Number)

             -----------------------------------------

             -----------------------------------------

             -----------------------------------------

             -----------------------------------------
             (Print or type other person's name, address and zip code)


Date:                             Signature(s):
     --------------------                      -----------------------


                                  ----------------------------------------------
                                  (Sign exactly as your name(s)
                                   appear(s) on the other side of this Security)


Signature(s) guaranteed by:
                            -----------------------------
                            (All signatures must be
                            guaranteed by an "eligible
                            guarantor institution" as
                            defined by Rule 17Ad-15 of
                            the Securities Exchange Act
                            of 1934, as amended)


                                      D-1